UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021 (August 4, 2021)

Cuentas Inc.

 (Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

235 Lincoln Rd., Suite 210, Miami Beach, Florida 33139

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class Registered	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock.	CUEN	The Nasdaq Stock Market LLC
Warrants	CUENW	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2021, Cuentas Inc. (“Cuentas”) and Benelisha Group, Inc. (“Benelisha”) entered into a Definitive Marketing and Promotion Agreement (the “Agreement”). Pursuant to the Agreement, Cuentas and Benelisha will market and promote Cuentas debit cards and the mobile phone application (“DC/MA”) products to Benelisha customers. During the Term, Benelisha’s goal is to register Benelisha customers to become activated users of Cuentas DC/MA products by the following milestone goals.

•	6 months to register 3,000 active cardholders
•	1 year to register 15,000 active GPR cardholders,
•	2 years to register 30,000 active GPR cardholders; and
•	3 years to register 50,000 [active] GPR cardholders.

If Benelisha reaches these milestone goals, it will be rewarded with Most Favored Nation (MFN) status along with compensation consisting of 32% of Net Revenue (as defined in the Agreement) from new cardholders that Benlisha registers and maintain on the Cuentas GPR Platform. After year 3, Benelisha may continue to maintain MFN status by registering 50,000 new cardholders each year after. If Benelisha does not maintain MFN status, it will still receive compensation of 32% of Net Revenue for the active cardholders it maintains.

The foregoing summary is qualified in all respects by the full version of the Definitive Marketing and Promotion Agreement dated August 4, 2021 a copy of which is attached hereto as Exhibit 10.1,

On August 4, 2021, the Company issued a press release regarding the signing of the Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

10.1	DEFINITIVE MARKETING AND PROMOTION AGREEMENT
99.1	Press release, dated August 4,, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: August 5, 2021	By:	/s/ Arik Maimon
Arik Maimon
Interim Chief Executive Officer

3